Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated May 18, 2017

to

Prospectus dated April 28, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 40 of the Prospectus before you decide to invest in shares of our common stock.

Share Repurchase Program

On May 10, 2017, our board of directors amended the share repurchase program so that the maximum number of shares of common stock to be repurchased for any repurchase offer will not exceed the lesser of (i) the greater of (x) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase shares of common stock on each previous repurchase date for tender offers conducted during such period) and (y) the number of shares of common stock that we can repurchase with the proceeds we receive from the sale of shares of common stock under our distribution reinvestment plan during three-month period ending on the expiration date of such repurchase offer and (ii) 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each calendar quarter.